BLACKROCK PACIFIC FUND, INC.

(the “Fund”)

Supplement dated May 1, 2017 to the Summary Prospectus, the Prospectus and the Statement of Additional Information of the Fund, each dated April 28, 2017

This Supplement is substantially similar to the Supplement that was previously filed on March 28, 2017.

On March 23, 2017, the Board of Directors (the “Board”) of BlackRock Pacific Fund, Inc. approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “BlackRock Asian Dragon Fund, Inc.” and certain changes to the Fund’s investment objective and investment strategies. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team and the benchmark index against which the Fund compares its performance. The investment objective of the Fund is currently a fundamental policy, which means that any change to the Fund’s investment objective is subject to shareholder approval. The shareholders of the Fund will be asked to approve a change in the Fund’s investment objective and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval upon prior notice to shareholders. If the change of investment objective is not approved, the Fund’s investment objective will not change and the Fund will continue to be managed in accordance with its current stated investment objective. In addition, the changes discussed above to the Fund’s name, benchmark index, investment strategy and portfolio managers will not take effect if the change of investment objective is not approved because certain of these changes are incompatible with the Fund’s current investment objective and the investment objective of the Fund will continue to be a fundamental policy. In the event that the change of investment objective is not approved by Fund shareholders, BlackRock Advisors, LLC (“BlackRock”) and the Board may determine to make other changes to the investment strategies of the Fund that are compatible with its current investment objective and do not require shareholder approval. In addition, the Board has approved making certain changes to the Fund’s fundamental investment restrictions. Such changes are also subject to shareholder approval. The Board has also approved making certain changes to the Fund’s non-fundamental investment restrictions, which do not require shareholder approval.

If the change of investment objective and the changes to the fundamental investment restrictions are approved by shareholders, changes are expected to become effective as soon as practicable.

Accordingly, effective as soon as practicable after shareholder approval of the change of the Fund’s investment objective or fundamental investment restrictions, as applicable, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

Change in the Fund’s Name

BlackRock Pacific Fund, Inc. is renamed BlackRock Asian Dragon Fund, Inc.

Change in the Fund’s Investment Objective

The section of the Summary Prospectus and the Prospectus entitled “Key Facts About BlackRock Pacific Fund, Inc. — Investment Objective” or “Fund Overview — Key Facts About BlackRock Pacific Fund, Inc. — Investment Objective,” as applicable, is deleted in its entirety and replaced with the following:

The investment objective of BlackRock Asian Dragon Fund, Inc. (the “Fund”) is to seek to maximize total return.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Objective” is deleted in its entirety and replaced with the following:

The investment objective of the Fund is to seek to maximize total return.

Change in the Fund’s Benchmark Index

Effective as soon as practicable after shareholder approval of the change of the Fund’s investment objective, the Fund is replacing the MSCI All Country Asia Pacific Index as a performance benchmark against which the Fund measures its performance with the MSCI AC Asia ex Japan Index.

Change in the Fund’s Investment Strategy

The section of the Summary Prospectus and the Prospectus entitled “Key Facts About BlackRock Pacific Fund, Inc. — Principal Investment Strategies of the Fund” or “Fund Overview — Key Facts About BlackRock Pacific Fund, Inc. — Principal Investment Strategies of the Fund” or “Details About the Fund — How the Fund Invests — Principal Investment Strategies,” as applicable, is deleted in its entirety and replaced with the below. In connection with this change, the Board has also approved eliminating one of the Fund’s current non-fundamental investment restrictions.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located, or exercising the predominant part of their economic activity, in Asia, excluding Japan. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. The Fund seeks to focus its investments in common stock and convertible securities.

The Fund considers a company to be located, or exercising the predominant part of its economic activity, in Asia, excluding Japan, if:

•	it is legally organized in Asia, excluding Japan;

•	the primary trading market for its securities is located in Asia, excluding Japan; or

•	at least 50% of the company’s (including any of its subsidiaries’) non-current assets, capitalization, gross revenues or profits have been located in Asia, excluding Japan, during one of the last two fiscal years.

The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Other Strategies” is revised by deleting the paragraphs entitled “Borrowing,” “Derivatives,” “Short-term Investments” and “Temporary Investment Strategies” in their entirety and replacing them with the following:

Borrowing — The Fund may borrow money to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief. Under the Investment Company Act, the Fund may borrow from banks in amounts aggregating not more than 33 1⁄3% of the value of its total assets, and may also borrow an additional 5% of its total assets for temporary purposes such as clearance of portfolio transactions and share redemptions.

Derivatives — The Fund may use derivative instruments to hedge its investments. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Fund may use derivatives for hedging purposes, including anticipatory hedges, against investment, interest rate and currency risks or to seek to enhance returns. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. Derivatives are financial instruments whose value is derived from another security, a currency or an index. The derivatives that the Fund may use include, but are not limited to, options on portfolio securities, stock or other financial index options, stock index futures, financial futures, currency options, currency futures, options on futures, indexed and inverse securities, swaps and forward foreign exchange transactions.

Short-term Investments — Part of the portfolio normally will be held in dollars or short-term interest bearing dollar-denominated securities in order to help pay for redemptions. This type of security ordinarily can be sold easily and has limited risk of loss, but earns only limited returns. Short-term investments and temporary defensive positions may limit the potential for the Fund to achieve its investment objective to seek to maximize total return.

Temporary Defensive Strategies — The Fund may invest in other types of securities, including debt securities that are not convertible into common stock and government and money market securities of U.S. and non-U.S. issuers, or in cash (foreign currencies or U.S. dollars). The Fund may invest in these other types of securities in whatever amounts Fund management believes are appropriate in light of the general market, economic or political conditions. Temporary defensive strategies may limit the potential for the Fund to achieve its investment objective to seek to maximize total return.

The section of the Summary Prospectus and the Prospectus entitled “Key Facts About BlackRock Pacific Fund, Inc. — Principal Risks of Investing in the Fund” or “Fund Overview — Key Facts About BlackRock Pacific Fund, Inc. — Principal Risks of Investing in the Fund,” as applicable, is revised by deleting the paragraph entitled “Investment in a Particular Geographic Region or Country Risk” in its entirety and replacing it with the following:

Investment in a Particular Geographic Region or Country Risk — Asia-Pacific Countries — In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

The section of the Prospectus entitled “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” is revised by deleting the paragraph entitled “Investment in a Particular Geographic Region or Country Risk” in its entirety and replacing it with the following:

Investment in a Particular Geographic Region or Country Risk — Asia-Pacific Countries — In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision- making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia- Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Changes in the Fund’s Portfolio Managers

The section of the Summary Prospectus and the Prospectus entitled “Key Facts About BlackRock Pacific Fund, Inc. — Portfolio Managers” or “Fund Overview — Key Facts About BlackRock Pacific Fund, Inc. — Portfolio Managers,” as applicable, is deleted in its entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Andrew Swan	2011	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF THE FUND

Andrew Swan is the portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio manager.

The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Name	Primary Role	Since	Title and Recent Biography
Andrew Swan	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2011; Portfolio Manager with JF Asset Management from 2004 to 2011.

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Shareholders should retain this Supplement for future reference.

PR2SAI-PF-0517SUP

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